Exhibit 10.44

PURCHASE AGREEMENT

among

NCB Capital Trust I,
Issuer

National Consumer Cooperative Bank,
Sponsor

and

BEAR, STEARNS & CO. INC.

&

STI INVESTMENT MANAGEMENT, INC.

Initial Purchasers

Dated as of December 15, 2003

PURCHASE AGREEMENT, dated as of December 15, 2003 (this “Agreement”), among NCB Capital Trust I, a statutory trust created under the laws of the State of Delaware (the “Issuer”), National Consumer Cooperative Bank, as Sponsor under the Trust Agreement, as defined below (the “Sponsor” and, together with the Issuer, the “Trust Parties”), and Bear, Stearns & Co. Inc. and STI Investment Management, Inc. as initial purchasers (the “Initial Purchasers”).

WHEREAS, the Issuer proposes to issue U.S. $50,000,000 Trust Preferred Securities Due January 7, 2034 (the “Securities’);

WHEREAS, the Securities will be issued pursuant to an Amended and Restated Declaration of Trust to be dated as of December 17, 2003 (the “Trust Agreement”), among National Consumer Cooperative Bank, as Sponsor, Wells Fargo Bank, National Association, as Institutional Trustee, Wells Fargo Delaware Trust Company, as Delaware Trustee, and the Administrators named therein;

WHEREAS, the Issuer has agreed not later than December 17, 2003 (the “Closing Date”), to provide the Initial Purchasers with a copy of the Trust Agreement and any other documents required to be delivered pursuant to the terms hereof or the Trust Agreement;

WHEREAS, the Issuer will use the proceeds from the sale of the Securities to purchase Debentures (as defined in the Trust Agreement); and

WHEREAS, capitalized terms used herein but not otherwise defined herein shall have the meaning ascribed thereto in the Trust Agreement.

NOW IT IS HEREBY AGREED as follows:

1.                                       PURCHASE AND SALE.

(a)                                  On the terms and subject to the conditions of this Agreement and in reliance upon the representations and warranties herein set forth, the Issuer agrees to sell to the Initial Purchasers, and each Initial Purchaser agrees to purchase from the Issuer, severally and not jointly on the Closing Date referred to below, the number of Securities set forth in Schedule I hereto opposite the name of such Initial Purchaser at a price per security of $1,000.

(b)                                 The Securities shall be issued and sold by the Issuer to the Initial Purchasers free from all liens, charges and encumbrances, equities and other third party rights of any nature whatsoever created by the Trust Party, other than pursuant to this agreement.

(c)                                  As compensation to the Initial Purchasers for their commitments hereunder, the Sponsor hereby agrees to pay on the Closing Date to the Initial Purchasers (or to any affiliate of the Initial Purchasers), in immediately available funds, a commission of $1,000,000 as set forth in the Flow of Funds Memorandum dated December 17, 2003.

2.                                       CLOSING.  On the Closing Date, delivery of and payment for the Securities shall be made at the offices of Bear, Stearns & Co. Inc., and or such other location or locations as shall be mutually acceptable to the parties hereto. Delivery of the Securities shall be made against payment of the purchase price therefor to the order of the Issuer in same day funds by transfer to an account designated by the Issuer or by such other means in same day funds as shall be acceptable to the Initial Purchasers.  Such payment shall be made upon authorization from the Initial Purchasers (such authorization to be given if the conditions to the Initial Purchasers’ obligations set forth herein are either satisfied or waived) against delivery of the Securities. The Securities will be registered in the name or names of such holders as specified in, and shall be in the form contemplated by, the Trust Agreement.

3.                                       Payment of Expenses. The Sponsor agrees to pay all costs and expenses incident to the performance of the obligations of the Sponsor and the Trust under this Purchase Agreement, whether or not the transactions contemplated herein are consummated or this Purchase Agreement is terminated, including all costs and expenses incident to (i) the authorization, issuance, sale and delivery of the Securities and any taxes payable by the Sponsor or the Issuer in connection therewith; (ii) the fees and expenses of qua1ifying the Securities under the securities laws of applicable jurisdictions, and (iii) the fees and expenses of the counsel, the accountants and any other experts or advisors retained by the Sponsor or the Trust.

Notwithstanding the foregoing, if the sale of the Securities provided for in this Purchase Agreement is not consummated because any condition set forth herein to be satisfied by either the Sponsor or the Trust is not satisfied, because this Purchase Agreement is terminated pursuant to Section 9(i) or (ii) or because of any failure, refusal or inability on the part of the Sponsor or the Trust to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by a reason of a default by the Initial Purchasers, the Sponsor will reimburse the Initial Purchasers upon demand for all reasonable out-of-pocket expenses (including the fees and all reasonable expenses of Potter Anderson & Corroon LLP, special Delaware counsel retained by the Trust, which fees and expenses shall not exceed $4,000) that shall have been incurred by the Initial Purchasers in connection with the proposed purchase and sale of the Securities. The Sponsor shall not in any event be liable to the Initial Purchasers for the loss of anticipated profits or other consequential damages from the transactions contemplated by this Purchase Agreement.

4.                                       REPRESENTATIONS AND WARRANTIES.  Each Trust Party hereby represents, warrants and agrees to and with the Initial Purchasers that, as of the Closing Date, and as to itself only and not as to the other:

(a)                                  with respect to the Issuer, it is duly formed and validly existing under the laws of the State of Delaware and, with respect to the Sponsor, and its significant subsidiaries (as defined in Rule 1-02 of Regulation S-X) (the “Significant Subsidiaries”), each is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, in each case, with all requisite power and authority to own or transfer, as applicable, the Debentures, to conduct its business as required under the Trust Agreement, this Agreement or any other documents relating to or otherwise in connection with the issue and sale of the Securities (collectively, the “Transaction Documents”) and to perform its obligations hereunder and under each Transaction Document, and is lawfully qualified to do business and is in good standing in those jurisdictions in which it conducts business and where the failure to be so qualified or in good standing would have a material adverse effect on the business or financial condition of such Trust Party or would otherwise be material in context of the issuance of the Securities;

(b)                                 this Agreement has been duly authorized, executed and delivered by such Trust Party; each of the Transaction Documents other than this Agreement to which such Trust Party is a party has been duly authorized by such Trust Party and, when duly executed and delivered by the other parties thereto, on the Closing Date, will constitute, legal, valid and binding obligations of such Trust Party, except as such obligations may be limited by bankruptcy, insolvency, reorganization and other similar laws affecting the rights of creditors generally and the application of general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law);

(c)                                  all outstanding shares of capital stock of the Significant Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable;

(d)                                 neither the Issuer nor the Sponsor nor any of the Significant Subsidiaries is in breach or violation of, or default under, with or without notice or lapse of time or both, its corporate charter, bylaws or other governing documents (including without limitation, the Trust Agreement);

(e)                                  with respect to the Issuer, on the Closing Date, the Securities have been duly authorized by the Issuer and, when duly executed, authenticated, issued and delivered in accordance with the Trust Agreement against payment therefor as contemplated herein, will be validly issued and represent undivided beneficial interests in the assets of the Trust, entitled to the benefits provided by the Trust Agreement;

(f)                                    with respect to the Issuer, (i) no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue, sale or delivery of the Securities, and (ii) no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the consummation of the other transactions contemplated by the Transaction Documents, except in the case of each of (i) and (ii), for those which have been obtained and are in full force and effect, and except where the failure to obtain such consent, approval, authorization, order, registration or qualification would not have a material adverse effect on the business or financial condition of the Issuer and would not be material in the context of the issuance of the Securities;

(g)                                 the execution and delivery by each Trust Party of the Transaction Documents to which such Trust Party is a party, the issue of the Securities and the consummation by each Trust Party of the other transactions contemplated by such Transaction Documents (and compliance by each Trust Party with the terms thereof) do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under the organizational documents of such Trust Party; and the execution and delivery by each Trust Party of the Transaction Documents to which it is a party, the issue of the Securities and the consummation of the other transactions by each Trust Party contemplated by the Transaction Documents (and compliance by each Trust Party with the terms thereof) do not and will not conflict with or result in a breach of any indenture, trust deed, mortgage or other agreement or instrument to which such Trust Party is a party or by which it or any of its properties is bound, or infringe any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental body or court, domestic or foreign, having jurisdiction over such Trust Party or any of its properties, except for such conflicts, breaches, defaults or infringements that would not have a material adverse effect on the business or financial condition of such Trust Party and would not be material in the context of the issuance of the Securities;

(h)                                 there are no pending actions, suits or proceedings against or affecting such Trust Party or any of its properties and, to the best of such Trust Party’s knowledge, no such suits or proceedings are threatened or contemplated that individually or in aggregate could reasonably be expected to have a material adverse effect on the Issuer’s issuance of the Securities;

(i)                                     no event has occurred which, had the Securities already been issued, would reasonably be expected to (whether or not with the giving of notice and/or the passage of time and/or the fulfillment of any other requirement) constitute an Event of Default (as defined in the Trust Agreement);

(j)                                     the Trust Agreement does not require qualification under the U.S. Trust Indenture Act of 1939, as amended;

(k)                                  assuming compliance in all material respects by the Initial Purchasers with their representations, warranties and covenants in this Agreement and the transfer restrictions contained in the Transaction Documents, the offer and sale of the Securities by the Issuer to the Initial Purchasers do not require the registration of the Securities under the U.S. Securities Act of 1933, as amended (the “Securities Act”);

(l)                                     the Issuer is not an “investment company” as defined in the U.S. Investment Company Act of 1940, as amended;

(m)                               with respect to the Issuer, any taxes, fees and other governmental charges payable by the Issuer in connection with the execution and delivery of this Agreement and any Transaction Document or the execution, delivery and sale of the Securities have been or will be paid on or prior to the Closing Date;

(n)                                 there are no contracts, agreements or understandings between any of the Trust Parties or any affiliate thereof and any person granting such person the right to require the Issuer to file a registration statement under the Securities Act, with respect to any Securities owned or to be owned by such person; and

(o)                                 in the case of the offer or sale of Securities, no form of general solicitation or general advertising was used by the Issuer or its representatives, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Neither the Issuer nor any person acting on its behalf (other than the Initial Purchasers) has offered or sold, nor will the Issuer or any person acting on its behalf (other than the Initial Purchasers) offer or sell directly or indirectly, any Securities or any other security in any manner that, assuming the accuracy of the representations and warranties and the performance of the covenants given by the Initial Purchasers, would render the issuance and sale of any of the Securities as contemplated hereby a violation of Section 5 of the Securities Act, nor has the Issuer authorized, nor will it authorize, any person to act in such manner.

5.                                       UNDERTAKINGS BY THE ISSUER.  The Issuer agrees with the Initial Purchasers as follows:

(a)                                  Neither the Issuer, nor any of its affiliates nor any person authorized to act on its behalf, will engage in any directed selling efforts with respect to the Securities to any U.S. Person except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Terms used in this paragraph have the meanings given to them by Regulation S under the Securities Act.

(b)                                 For so long as any of the Securities are outstanding and are “restricted securities” within the meaning of Rule 144A, the Issuer will provide or cause to be provided to any holder of Securities and any prospective purchaser of the Securities designated by such a holder, upon the request of such holder or prospective purchaser, the information required to be provided to such holder or prospective purchaser by Rule 144A(d)(4).

6.                                       SELLING RESTRICTIONS.  Each of Initial Purchasers represents and warrants to, and covenants with, the Issuer that:

(a)                                  It understands that the Securities have not been and will not be registered under the Securities Act and may not be offered or sold within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. It has not offered or sold, and will not offer or sell, the Securities within the United States except to persons whom it reasonably believes to be Qualified Institutional Buyers (as defined in Rule 144A under the Securities Act), institutional Accredited Investors (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) or to certain persons in transactions outside the United States in accordance with Regulation S under the Securities Act. In connection with any offer or sale in the United States or to or for the benefit of a U.S. Person, it will take reasonable steps to ensure that the purchaser of such Securities is aware that such offer or sale is being made in reliance on Rule 144A or Regulation D in a manner that would not require registration of the Securities under the Securities Act or any blue sky law of any State and that future transfers of the Securities may not be made except in compliance with applicable securities laws.

(b)                                 Neither it nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (as those terms are used in Rule 502(c) of Regulation D) in connection with any offer or sale of the Securities in the United States.

(c)                                  It will not offer or sell the Securities outside the United States, except in accordance with the representations described herein and the restrictions set forth below:

It has offered and sold the Securities, and will offer and sell the Securities, during the applicable Distribution Compliance Period (as defined in Rule 902 of Regulation S), only in accordance with Rule 903 or 904 of Regulation S under the Securities Act. Accordingly, it represents and agrees that neither it, nor any of its affiliates nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and that it and they have complied and will comply with the offering restriction requirements of Regulation

S. It agrees that, at or prior to the confirmation of sale of Securities, it shall have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Securities through it during the applicable Distribution Compliance Period a confirmation or notice of substantially the following effect:

“The Securities offered hereby have not been registered under the U.S. Securities Act of 1933 (the “Securities Act”) and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. Persons (i) as part of their distribution at any time or (ii) until forty calendar days after the later of the commencement of the offering of the Securities or the Closing Date, to persons other than the Initial Purchasers or other distributors in reliance on Regulation S, except in either case in accordance with Regulations S, Rule 144A, Regulation D or other exemptive provisions under the Securities Act. Terms used above have the meanings given to them by Regulation S.”

(d)                                 It acknowledges that no action has been or will be taken by the Issuer or any other person that would permit the offer or sale of the Securities in any jurisdiction where action to implement such offer or sale of the Securities is required. No Initial Purchaser shall offer or sell any Securities in any jurisdiction except in compliance with applicable law, and each Initial Purchaser agrees, at its own expense, to comply with all such laws. Each Initial Purchaser shall at its own expense obtain any consent, approval or authorization required for it to offer or sell the Securities under the laws or regulations of any jurisdiction where it proposes to make offers or sales of Securities.

7.                                       CONDITIONS PRECEDENT.  The obligations of the Initial Purchasers hereunder shall be subject to the accuracy in all material respects of the representations and warranties of each Trust Party contained herein as of the date hereof, and, as of the Closing Date (as if made on the Closing Date), to the accuracy in all material respects of the statements of each Trust Party made in any certificates delivered pursuant hereto on such date, to the performance in all material respects by each Trust Party of its obligations hereunder, and to the following additional conditions:

(a)                                  The Issuer shall have obtained all United States federal and Delaware governmental authorizations required in connection with the issue and sale of the Securities and the performance of its obligations hereunder and under the Transaction Documents to which it is a party.

(b)                                 Each Trust Party shall have furnished to the Initial Purchasers a certificate of such Trust Party signed by, in the case of the Trust, an Administrator and, in the case of the Sponsor, the principal executive, financial or accounting officer, dated the Closing Date, to the effect that such signatory has examined this Agreement and that the representations and warranties of such party in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and such party has performed in all material respects all its obligations and satisfied in all material respects all the conditions on its part to be satisfied at or prior to the Closing Date.

(c)                                  The Trust Parties shall have furnished to the Initial Purchasers the opinions of Shea & Gardner, each dated the Closing Date, in substantially the form set out in Annex A and Annex B hereto respectively, in a form reasonably acceptable to the Initial Purchasers.

(d)                                 The conditions precedent to the performance by the Issuer of its obligations under the Trust Agreement shall have been satisfied or waived.

(e)                                  Prior to the Closing Date, the Issuer shall furnish to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.

If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates referred to in or contemplated by this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Initial Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be canceled by the Initial Purchasers at, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to the Issuer in writing or by telephone or facsimile confirmed in writing.

8.                                       INDEMNIFICATION.

(a)                                  Each Trust Party agrees, jointly and severally, to indemnify and hold harmless the Initial Purchasers and each person, if any, who controls the Initial Purchasers within the meaning of the Securities Act, or the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the respective affiliates, officers, directors and employees of the Initial Purchasers and each such person (and each and all referred to in Section 8(b) as an “indemnified party”), against any losses, claims, damages or liabilities, joint or several, to which the Initial Purchasers or such controlling person and the respective affiliates, officers, directors and employees of the Initial Purchasers and each such person may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of a breach by such Trust Party of the representations, warranties and covenants made by such Trust Party in this Agreement or any other Transaction Document. Each Trust Party agrees, jointly and severally, to reimburse the Initial Purchasers and each such affiliate, officer, director, employee or controlling person for any legal or other expenses reasonably incurred by the Initial Purchasers and each such affiliate, officer, director, employee or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action arising out of a breach by such Trust Party of the representations, warranties and covenants made by such Trust Party in this Agreement or any other Transaction Document. This indemnity agreement will be in addition to any liability that any of the Trust Parties may otherwise have.

(b)                                 Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof; but the omission and/or delay to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party unless such omission and/or delay caused actual prejudice to the indemnifying party; in case any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Counsel provided by the indemnifying party may represent the indemnifying party as well as all indemnified parties hereunder subject to the following provisions. Notwithstanding anything to the contrary contained herein, such indemnified party may continue any such action on its own at its own expense. If the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to or in conflict with those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. The reasonable fees and expenses of such separate counsel for the indemnified party shall be paid by the indemnifying party. The indemnifying party may avoid its duty to indemnify under this Section 8 if the indemnified party, without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), effects any settlement or compromise of, or consents to the entry of any judgment in, any pending or threatened action in respect of which any indemnifying party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnifying party from all liability on any claims that are the subject matter of such action. The indemnifying party shall not be liable for any settlement of any claim effected without its consent.

9.                                       TERMINATION.  This Purchase Agreement shall be subject to termination in the absolute discretion of the Initial Purchasers, by notice given to the Sponsor and the Trust prior to delivery of and payment for the Securities, if prior to such time (i) a downgrading shall have occurred in the rating accorded the Sponsor’s debt securities or preferred stock by any “nationally recognized statistical rating organization,” as that term is used by the Commission in Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, or such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Sponsor’s debt securities or preferred stock, (ii) the Trust shall be unable to sell and deliver to the Purchaser at least $50,000,000 stated liquidation value of Securities, (iii) a suspension or material limitation in trading in securities generally shall have occurred on the New York Stock Exchange, (iv) a suspension or material limitation in trading in any of the Sponsor’s securities shall have occurred on the exchange or quotation system upon which the Sponsor’s securities are traded, if any, (v) a general moratorium on commercial banking activities shall have been declared either by federal or Delaware authorities or (vi) there shall have occurred any outbreak or escalation of hostilities, or declaration by the United States of a national emergency or war or other calamity or crisis, including acts of terrorism, the effect of which on financial markets is such as to make it, in the Initial Purchasers’ judgment, impracticable or inadvisable to proceed with the offering or delivery of the Securities.

10.                                 SURVIVAL OF REPRESENTATIONS AND OBLIGATIONS.  The representations, warranties, agreements and undertakings in this Agreement shall continue in full force and effect despite completion of the arrangements for the purchase and issue of the Securities or any investigation made by or on behalf of the Initial Purchasers.

11.                                 NOTICES.

(a)                                  Any communication shall be given by letter or facsimile, in the case of notices to the Issuer, to it at:

NCB Capital Trust I

c/o National Consumer Cooperative Bank

1725 Eye Street, N.W., Suite 600

Washington, D.C. 20006

Facsimile:  (202) 336-7803

Attention:  Richard L. Reed

in the case of notices to the Sponsor, to it at:

National Consumer Cooperative Bank

1725 Eye Street, N.W., Suite 600

Washington, D.C. 20006

Facsimile:  (202) 336-7803

Attention:  Richard L. Reed

and in the case of notices to the Initial Purchasers:

Bear, Stearns & Co. Inc.

383 Madison Avenue

New York, New York 10179

Facsimile:  212-272-3182

Attention:  Asset Backed Securities

STI Investment Management, Inc.

2200 Polly Drummond Office Park

Newark, Delaware 19711

Facsimile:  302-737-3425

Attention:  Dan Roberts

(b)                                 Any such communication shall take effect, in the case of a letter, at the time of delivery and in the case of telex, at the time of dispatch.

(c)                                  Any communication not by telex shall be confirmed by letter but failure to send or receive the letter of confirmation shall not invalidate the original communication.

12.                                 GOVERNING LAW.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflict of laws provisions.

13.                                 JURISDICTION.  Each of the parties hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or United States federal court sitting in The City and County of New York over any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby which is brought by the Initial Purchasers, the Issuer or the Sponsor and irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding.

14.                                 NO BANKRUPTCY PETITION.  Each Initial Purchaser covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Securities issued by the Issuer, it will not institute against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any Federal or state bankruptcy or similar law. The provisions of this Section shall survive termination of this Agreement for any reason whatsoever.

15.                                 SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligations hereunder.

16.                                 COUNTERPARTS.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

IN WITNESS WHEREOF, this Agreement has been entered into as of the date hereinabove set forth.

NATIONAL CONSUMER COOPERATIVE BANK

By:
Name:
Title:

NCB CAPITAL TRUST I
By: National Consumer Cooperative Bank, as Sponsor

By:
Name:
Title:

BEAR, STEARNS & CO. INC., as Initial Purchaser

By:
Name:
Title:

STI INVESTMENT MANAGEMENT, INC., as Initial Purchaser

By:
Name:
Title:

SCHEDULE I

ALLOCATION OF SECURITIES

Purchaser	Number of Securities

Bear, Stearns & Co. Inc.	25,000

STI Investment Management, Inc.	25,000

Total	50,000

I - 1

ANNEX A

Pursuant to Section 7(c) of the Purchase Agreement, special counsel for the Offerors shall deliver an opinion in substantially the following form:

December 17, 2003

Ladies and Gentlemen:

We have acted as counsel for National Consumer Cooperative Bank (the “Company”), and NCB Capital Trust I , a Delaware statutory trust (the “Trust”, and together with the Company, the “Offerors”), in connection with the issue and sale by the Trust of 50,000 Capital Securities (liquidation amount $1,000 per capital security) representing undivided beneficial interests in the assets of the Trust (the “Capital Securities”), the subsequent purchase by the Trust from the Company of $51,547,000 in aggregate principal amount of NCB Capital Trust I Junior Subordinated Deferrable Interest Debentures (the “Debt Securities”) and the guarantee by the Company of the Capital Securities pursuant to a Guarantee Agreement (the “Guarantee Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Purchase Agreement effective as of December 17, 2003 by and among the Company, the Trust, Richard L. Reed and Heather O’Hara (the “Purchase Agreement”).

We have examined originals or copies of (i) the Articles of Incorporation of the Company, together with all amendments thereto (“Articles of Incorporation”), (ii) the Bylaws of the Company, as amended (“Bylaws”), (iii) certain resolutions of the Board of Directors of the Company, (iv) the Certificate of Trust of the Trust as filed with the Secretary of State of the State of Delaware on December 15, 2003 (v) the Declaration of Trust of the Trust effective as of December 17, 2003 between the Company, Wells Fargo Bank, National Association, as trustee (“Resident Trustee”) and Richard L. Reed and Heather O’Hara, as administrators, (vi) the Amended and Restated Declaration of Trust (the “Declaration”) effective as of December 17, 2003 among the Company, Resident Trustee and Richard L. Reed and Heather O’Hara, as administrators (the “Administrators”), (vii) the Guarantee Agreement effective as of December 17, 2003 between the Company and Wells Fargo Bank, National Association, as Guarantee Trustee, (viii) the Indenture effective as of December 17, 2003 between the Company and Wells Fargo Bank, National Association, as Indenture Trustee (the “Indenture”), and (ix) such other documents and records as we have deemed necessary and relevant for purposes hereof.

In addition, we are entitled to rely and have relied on certificates of public officials, officers and employees of, and accountants for, the Offerors and the Significant Subsidiaries as to certain matters of fact relating to this opinion and have made such investigations of law as we have deemed necessary and relevant as a basis hereof. We have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents and records submitted to us as originals, the conformity to original documents and records of all documents and records submitted to us as copies, and the truthfulness of all statements of fact contained therein.

A-1

Based on the foregoing and subject to the limitations and assumptions set forth herein, and having due regard for such legal considerations as we deem relevant, we are of the opinion that:

1.                                       The Company has been duly incorporated and is validly existing and in good standing.  Each of the Significant Subsidiaries is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each of the Company and the Significant Subsidiaries has full corporate power and authority to own or lease its properties and to conduct its business as such business is currently conducted in all material respects. To the best of our knowledge, all outstanding shares of capital stock of the Significant Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable.

2.                                       The issuance, sale and delivery of the Debt Securities in accordance with the terms and conditions of the Subscription Agreement and the Transaction Documents have been duly authorized by all necessary actions of the Company. There are no preemptive or other rights to subscribe for or to purchase any shares of capital stock or equity securities of the Company or the Significant Subsidiaries pursuant to the corporate Articles of Incorporation or charter, Bylaws or other governing documents of the Company or the Significant Subsidiaries, or, to the best of our knowledge, any agreement or other instrument to which either the Company or any of the Significant Subsidiaries is a party or by which either the Company or any of the Significant Subsidiaries may be bound.

3.                                       The Offerors have all requisite corporate and trust power to enter into and perform their obligations under the Purchase Agreement and the Subscription Agreement, and the Purchase Agreement and the Subscription Agreement have been duly and validly authorized, executed and delivered by the Offerors; the Subscription Agreement constitutes the legal, valid and binding obligation of the Offerors enforceable in accordance with their terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors’ rights generally, and except as the indemnification and contribution provisions thereof may be limited under applicable laws and certain remedies may not be available in the case of a non material breach.

4.                                       Each of the Indenture and the Guarantee Agreement has been duly authorized, executed and delivered by the Company, and (in the case of the Indenture and the Guarantee, respectively, assuming it is duly authorized, executed and delivered by the Indenture Trustee and the Guarantee Trustee, respectively) constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

5.                                       The Debt Securities have been duly authorized, executed and delivered by the Company, are entitled to the benefits of the Indenture and when authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Trust, will constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

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6.                                       The execution, delivery and performance of the Purchase Agreement and the consummation of the transactions contemplated by the Purchase Agreement and the Trust Agreement do not and will not conflict with, result in the creation or imposition of any material lien, claim, charge, encumbrance or restriction upon any property or assets of the Company or the Significant Subsidiaries pursuant to, or constitute a material breach or violation of, or constitute a material default under, with or without notice or lapse of time or both, any of the terms, provisions or conditions of the articles of incorporation or charter, bylaws or other governing documents of the Company or the Significant Subsidiaries, or to the best of our knowledge, any material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license or any other agreement or instrument to which the Company or the Significant Subsidiaries is a party or by which any of them or any of their respective properties may be bound or any order, decree, judgment, franchise, license, permit, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, known to such counsel having jurisdiction over the Company or the Significant Subsidiaries or any of their respective properties which, in each case, is material to the Company and the Significant Subsidiaries on a consolidated basis, except for such conflicts, breaches, defaults, lien, claim, charge, encumbrance or restriction that would not have a material adverse effect on the business or financial condition of the Company and would not be material in the context of the issuance of the Securities.

7.                                       Except for filings, registrations, or qualifications that may be required by securities laws, no authorization, approval, consent or order of, or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required under the laws of the State of New York in connection with the transactions contemplated by the Purchase Agreement in connection with the offer and sale of the Capital Securities as contemplated by the Purchase Agreement.

8.                                       To the best of our knowledge (i) no action, suit or proceeding at law or in equity is pending or threatened to which the Offerors or the Significant Subsidiaries is or may be a party, and (ii) no action, suit or proceeding is pending or threatened against or affecting the Offerors or the Significant Subsidiaries or any of their properties, before or by any court or governmental official, commission, board or other administrative agency, authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding could reasonably be expected to have a material adverse effect on the consummation of the Purchase Agreement or the issuance and sale of the Capital Securities as contemplated therein or the condition (financial or otherwise), earnings, affairs, business, or results of operations of the Offerors and the Significant Subsidiaries on a consolidated basis.

9.                                       Assuming the accuracy of the representations and warranties and compliance with the agreements contained in the Purchase Agreement, it is not necessary in connection with the offering, sale and delivery of the Capital Securities by the Trust to the Initial Purchasers, the Debt Securities and the Guarantee Agreement (or the Guarantee) to register the same under the Securities Act under the circumstances contemplated in the Purchase Agreement and the Subscription Agreement.

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10.                                 Neither the Company nor the Trust is an “investment company” or an entity “controlled” by an “investment company”, in each case within the meaning of the Investment Company Act of 1940, as amended.

The foregoing opinion is, with your concurrence, predicated upon and qualified in its entirety by the following:

(a)                                  The foregoing opinion is based on and is limited to the law of the State of New York and the relevant law of the United States of America.

(b)                                 Whenever our opinion is based on circumstances “to the best of our knowledge,” “known to us,” or similar expressions, we have relied exclusively on certificates of officers or representatives of the Offerors or the Significant Subsidiaries, as applicable (after discussing the contents thereof with such officers), as to the existence or nonexistence of the circumstances upon which our opinion is predicated. We have no reason to believe, however, that any such certificate is untrue or inaccurate in any material respect.

This opinion is delivered solely to you may not be used by you for any other purpose and may not be quoted, circulated or published, in whole or in part, or otherwise referred to or furnished to any other person other than your counsel, without our express prior written authorization.

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ANNEX B

Pursuant to Section 7(c) of the Purchase Agreement, tax counsel for the Offerors shall deliver an opinion in substantially the following form:

We have acted as special tax counsel to National Consumer Cooperative Bank (the “Company”), in connection with the offering by NCB Capital Trust I (the “Trust”) of 50,000 TP Securities (liquidation amount $1,000 per capital security) (the “Capital Securities”). The Capital Securities represent undivided beneficial ownership interests in $51,547,000 in aggregate principal amount of Junior Subordinated Debt Securities due 2033 of the Company (the “Subordinated Debt Securities”). This opinion letter is furnished pursuant to Section 5(c) of the Purchase Agreement dated December 15, 2003 between the Company, the Trust and you.

In arriving at the opinions expressed below we have examined executed copies of (i) the Amended and Restated Declaration of Trust of the Trust dated the date hereof (the “Declaration”), and (ii) the Indenture relating to the issuance of the Subordinated Debt Securities dated the date hereof (the “Indenture”) (together, the “Transaction Documents”). In addition, we have made such investigations of law and fact as we have deemed appropriate as a basis for the opinion expressed below.

It is our opinion that, under current law and assuming the performance of the Transaction Documents in accordance with the terms described therein, the Subordinated Debt Securities will be treated for United States federal income tax purposes as indebtedness of the Company.

It is our opinion that the Trust will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation.

Our opinion is based on the U.S. Internal Revenue Code of 1986, as amended, Treasury regulations promulgated thereunder, and administrative and judicial interpretations thereof, all as of the date hereof and all of which are subject to change, possibly on a retroactive basis. In rendering this opinion, we are expressing our views only as to the federal income tax laws of the United States of America.

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